UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 6-K/A

Amendment No. 1

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16

UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of February 2021

Commission File No. 001-37694

WEST FRASER TIMBER CO. LTD.

(Translation of registrant’s name into English)

501- 858 Beatty Street

Vancouver, British Columbia

Canada V6B 1C1

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F

Form 20-F  ☐            Form 40-F  ☒

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1)  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7)  ☐

Item	8.01 Other Events

EXPLANATORY NOTE

West Fraser Timber Co. Ltd., a company amalgamated under the laws of British Columbia, Canada (“West Fraser”), originally filed this Report on Form 6-K dated February 1, 2021 (the “Original Form 6-K”) pursuant to Rule 12g-3(f) under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, West Fraser is a “successor issuer” to Norbord Inc. (“Norbord”) which has historically filed periodic reports under the Exchange Act with the U.S. Securities and Exchange Commission (the “SEC”) (SEC File No. 001-37694). As Norbord’s common shares (the “Norbord Shares”) were registered under Section 12(b) of the Exchange Act, West Fraser’s common shares (the “West Fraser Shares”) are now deemed registered under that section of the Exchange Act.

The Original Form 6-K was inadvertently filed on the EDGAR profile of Norbord and should have instead been filed on the EDGAR profile of West Fraser. The Original Form 6-K has now been filed on West Fraser’s EDGAR Profile. In accordance with the administrative policies of the SEC, the Original Form 6-K continues to bear Norbord’s SEC file number. The Amendment No. 1 to Form 6-K is intended to withdraw the Original Form 6-K from the EDGAR profile of Norbord and remove the information filed with the Original Form 6-K from the EDGAR profile of Norbord.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 1, 2021

WEST FRASER TIMBER CO. LTD.

/s/ Chris Virostek
Chris Virostek
Vice-President, Finance and Chief Financial Officer